UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         May 6, 2025

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)
Nevada
(State or other jurisdiction of incorporation)
001-32373	27-0099920
(Commission File Number)	(IRS Employer Identification No.)

5420 S. Durango Dr., Las Vegas, Nevada, 89113
(Address of principal executive offices) (Zip Code)

(702) 923-9000
(Registrant's Telephone Number, Including Area Code)

NOT APPLICABLE
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	LVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.			☐

Item 1.01.Entry into a Material Definitive Agreement.
5.625% Senior Notes due 2028; 6.000% Senior Notes due 2030
On May 6, 2025, Las Vegas Sands Corp. (the “Company”) completed its previously announced underwritten public offering of an aggregate principal amount of $1.0 billion of the Company’s 5.625% Senior Notes due 2028 (the “2028 Notes”) and $500 million of the Company’s 6.000% Senior Notes due 2030 (the “2030 Notes” and, together with the 2028 Notes, the “Notes”). The Notes were offered and sold pursuant to a prospectus, dated November 3, 2023, forming a part of the Company’s shelf registration statement on Form S-3 (Registration No. 333-275303) and a prospectus supplement, dated April 29, 2025. The Company intends to use the net proceeds from the offering of the Notes, together with cash on hand, to (i) redeem in full the outstanding $500 million aggregate principal amount of the Company’s 2.900% Senior Notes due June 2025 and any accrued interest, (ii) pay transaction-related fees and expenses and (iii) for general corporate purposes, which may include repurchases of the Company’s common stock under the existing authorization by the Company’s board of directors.
The Notes are unsecured, senior obligations of the Company. The Notes will rank equally with the Company’s other unsecured and unsubordinated obligations. None of the Company’s subsidiaries will guarantee the Notes.
The Indenture
The Notes were issued under an indenture, dated as of July 31, 2019 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association (the “Trustee”), as supplemented by an eighth supplemental indenture, dated as of May 6, 2025 (the “Eighth Supplemental Indenture”) and a ninth supplemental indenture, dated as of May 6, 2025 (the “Ninth Supplemental Indenture”), each between the Company and the Trustee, establishing the terms of the Notes (the Base Indenture, as so supplemented by the Eighth Supplemental Indenture and the Ninth Supplemental Indenture, the “Indenture”).
The 2028 Notes will accrue interest at the rate of 5.625% per year and will mature on June 15, 2028. Interest on the 2028 Notes will be payable semi-annually in arrears on June 15 and December 15, commencing on December 15, 2025. The 2030 Notes will accrue interest at the rate of 6.000% per year and will mature on June 14, 2030. Interest on the 2030 Notes will be payable semi-annually in arrears on June 14 and December 14, commencing on December 14, 2025.
Prior to May 15, 2028, in the case of the 2028 Notes and prior to May 14, 2030, in the case of the 2030 Notes (each such date a “Par Call Date”), the Company may redeem the Notes of the applicable series, in whole or in part, at a redemption price equal to the greater of: (1) the sum of the present value of the remaining scheduled payments of principal and interest on such Notes to be redeemed (exclusive of interest accrued to, but excluding, the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a specified rate and (2) 100% of the principal amount of the Notes of the applicable series to be redeemed, plus, in either case, accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, the Notes will be redeemable at the option of the Company, in whole or in part, at any time on or after the applicable Par Call Date, at 100% of the aggregate principal amount of the applicable series being redeemed plus accrued and unpaid interest, if any, to, but excluding, the redemption date.
The Notes are subject to redemption requirements imposed by gaming authorities in jurisdictions where the Company operates. Upon the occurrence of certain change of control triggering events, the Company will be required to offer to repurchase the Notes at 101% of the principal amount, plus accrued and unpaid interest to, but not including, the repurchase date.
The Indenture contains covenants, subject to customary exceptions and qualifications, that limit the ability of the Company and its subsidiaries to, among other things:
•incur liens;
•enter into sale and leaseback transactions; and
•consolidate, merge, sell or otherwise dispose of all or substantially all of the Company’s assets on a consolidated basis.

The Indenture also provides for customary events of default.
The foregoing summary of the Indenture is not complete and is qualified in its entirety by reference to the full and complete text of the Base Indenture, a copy of which is incorporated in this Current Report on Form 8-K by reference as Exhibit 4.1, and the Eighth Supplemental Indenture and Ninth Supplemental Indenture, copies of which are attached as Exhibit 4.2 and Exhibit 4.3, respectively, to this Current Report on Form 8-K, each of which is incorporated herein by reference.
Item 2.03.Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 above with respect to the Notes and the Indenture is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation.

Item 9.01.Financial Statements and Exhibits.

(d)	Exhibits
4.1
Indenture, dated as of July 31, 2019, between Las Vegas Sands Corp. and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Las Vegas Sands Corp.’s Current Report on Form 8-K filed on July 31, 2019).

4.2	Eighth Supplemental Indenture, dated as of May 6, 2025, between Las Vegas Sands Corp. and U.S. Bank Trust Company, National Association, as trustee, relating to the 5.625% Notes due 2028.
4.3	Ninth Supplemental Indenture, dated as of May 6, 2025, between Las Vegas Sands Corp. and U.S. Bank Trust Company, National Association, as trustee, relating to the 6.000% Notes due 2030.
4.4	Form of Las Vegas Sands Corp.’s 5.625% Notes due 2028 (included in Exhibit 4.2 hereto).
4.5	Form of Las Vegas Sands Corp.’s 6.000% Notes due 2030 (included in Exhibit 4.3 hereto).
5.1	Opinion of D. Zachary Hudson.
5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
23.1	Consent of D. Zachary Hudson (included in Exhibit 5.1).
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2).
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 6, 2025

LAS VEGAS SANDS CORP.

By:	/s/ RANDY HYZAK
Name:	Randy Hyzak
Title:	Executive Vice President and Chief Financial Officer